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                                                                     EXHIBIT 3.b
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

                                                                                           --------------------------------------
                            PRESCRIBED BY J. KENNETH BLACKWELL                             EXPEDITE THIS FORM: (SELECT ONE)
  The Seal of the                                                                          --------------------------------------
Secretary of State              Ohio Secretary of State                                    MAIL FORM TO ONE OF THE FOLLOWING:
     of Ohio                                                                               --------------------------------------
                              Central Ohio: (614) 466-3910                                   |X| Yes  PO Box 1390
                        Toll Free: 1-877-SOS-FILE (1-877-767-3453)                                    Columbus, OH 43216
                                                                                                     *** REQUIRES AN
                                                                                                 ADDITIONAL FEE OF $100 ***
                                                                                           --------------------------------------
 www.state.oh.us/sos                                                                                  PO Box 1028
--------------------                                                                         | | No   Columbus, OH 43216
e-mail:  busserv@sos.state.oh.us
                                                                                           --------------------------------------

                                              CERTIFICATE OF AMENDMENT BY
SHAREHOLDERS OR MEMBERS                                                                          AMENDMENT/RESTATEMENT/CORRECTION

                                                      (Domestic)
                                                  Filing Fee $50.00


 (CHECK ONLY ONE (1) BOX)
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(1) Domestic for Profit                  PLEASE READ INSTRUCTION       (2) Domestic Non-Profit
    | | Amended                          |X| Amendment                     | | Amended                    | | Amendment
        (122-AMAP)                           (125-AMDS)                        (126-AMAN)                     (128-AMD)
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COMPLETE THE GENERAL INFORMATION IN THIS SECTION FOR THE BOX CHECKED ABOVE.
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Name of Corporation                Huffy Corporation
                                   ------------------------------------------------------------------------------------------------
Charter Number                     129932
                                   -------------------------------------------------------
Name of Officer                    Nancy A. Michaud
                                   -------------------------------------------------------
Title                              Vice President, General Counsel and Secretary
                                   -------------------------------------------------------

|X| Please check if additional provisions attached.

The above named Ohio corporation, does hereby certify that:

|X| A meeting of the                   |X| shareholders               | | directors (NON-PROFIT AMENDED ARTICLES ONLY)

| | members was duly called and held on            September 12, 2002
                                           -------------------------------------
                                                        (Date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative
vote was cast which entitled them to exercise        67        % as the voting power of the corporation.
                                               --------------

| | In a writing signed by all of the   | | shareholders       | | directors (NON-PROFIT AMENDED ARTICLES ONLY)
| | members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit.

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CLAUSE APPLIES IF AMENDED BOX IS CHECKED.
-----------------------------------------------------
Resolved, that the following amended articles of incorporations be and the same are hereby adopted to supercede and take the place of the existing articles of incorporation and all amendments thereto.
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ALL OF THE FOLLOWING INFORMATION MUST BE COMPLETED IF AN AMENDED BOX IS CHECKED.
IF AN AMENDMENT BOX IS CHECKED, COMPLETE THE AREAS THAT APPLY.
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FIRST:       The name of the corporation is:
                                                     ------------------------------------------------------------------------------

SECOND:      The place in the State of Ohio where its principal office is located is in the City of:

             --------------------------------------------------------- ---------------------------------
             (city, village or township)                                    (county)

THIRD:       The purposes of the corporation are as follows:

                -------------------------------------------------------------------------------------------------------------------

FOURTH:      The number of shares which the corporation is authorized to have outstanding is:
                                                                                                        ---------------------------
                   (DOES NOT APPLY TO BOX (2))
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                                   ---------------------------------------------------     -----------------------------------
   REQUIRED                        /s/ Nancy A. Michaud                                    October 11, 2002
Must be authenticated              ---------------------------------------------------     -----------------------------------
(SIGNED) by an authorized
representative                    ---------------------------------------------------     -----------------------------------
   (SEE INSTRUCTIONS)              Authorized Representative                               Date

                                   ---------------------------------------------------     -----------------------------------
                                   Authorized Representative                               Date

                                   ---------------------------------------------------     -----------------------------------
                                   Authorized Representative                               Date
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                                                                     EXHIBIT 3.b


SEVENTH: The approval of any action on any matter at any shareholders' meeting regarding matters set forth in Sections 1701.71(A), 1701.76(A), 1701.78(F) and 1701.83(A) of the Ohio Revised Code (as may be amended or any successor statute thereto) shall only require the affirmative vote of the holders of a majority of shares entitled to vote thereon.